February 2020 Corporate Presentation EXHIBIT 99.2

Cautionary Statement Regarding Forward-Looking Statements This presentation includes “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. All statements, other than statements of historical fact, included in this presentation that address activities, events or developments that Panhandle Oil and Gas Inc. (“Panhandle” or the “Company”) expects, believes or anticipates will or may occur in the future are forward looking statements. The words “anticipates”, “plans”, “estimates”, “believes”, “expects”, “intends”, “will”, “should”, “may” and similar expressions may be used to identify forward-looking statements. Forward-looking statements may include, but are not limited to, statements relating to: our future financial and operating results; our ability to execute our business strategies; estimations and the respective values of oil, NGL and natural gas reserves; the level of production on our properties and the future expenses associated therewith; projections and volatility of future realized oil and natural gas prices; planned capital expenditures associated with our mineral, leasehold and non-operated working interests; statements concerning anticipated cash flow and liquidity; and our strategy and other plans and objectives for future operations. Although the Company believes the expectations reflected in these and other forward-looking statements are reasonable, the Company can give no assurance such statements will prove to be correct. Such forward-looking statements are subject to a number of assumptions, risks and uncertainties, many of which are beyond the control of the Company. These forward-looking statements involve certain risks and uncertainties that could cause the results to differ materially from those expected by the Company’s management. Information concerning these risks and other factors can be found in the Company’s filings with the Securities and Exchange Commission, including its Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, available on the Company's website or the SEC’s website at www.sec.gov. Readers are cautioned that any such statements are not guarantees of future performance and that actual results or developments may differ materially from those projected in the forward-looking statements. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not undertake any obligation to update the forward-looking statements as a result of new information, future events or otherwise. Use of Non-GAAP Financial Information This presentation includes certain non-GAAP financial measures. Adjusted EBITDA is a supplemental non-GAAP measure that is used by management and external users of our financial statements, such as industry analysts, investors, lenders and rating agencies. Panhandle defines “Adjusted EBITDA” as net income (loss) plus interest expense, provision for impairment, depreciation, depletion and amortization of properties and equipment, including amortization of other assets, provision (benefit) for income taxes and unrealized (gains) losses on derivative contracts. Panhandle references Adjusted EBITDA in this presentation because it recognizes that certain investors consider Adjusted EBITDA a useful means of measuring our ability to meet our debt service obligations and evaluating our financial performance. Adjusted EBITDA has limitations and should not be considered in isolation or as a substitute for net income, operating income, cash flow from operations or other consolidated income or cash flow data prepared in accordance with GAAP. Because not all companies use identical calculations, the Company’s calculation of adjusted EBITDA may not be comparable to a similarly titled measure of other companies. Oil and Gas Reserves The SEC generally permits oil and gas companies, in filings made with the SEC, to disclose proved reserves, which are reserve estimates that geological and engineering data demonstrate with reasonable certainty to be recoverable in future years from known reservoirs under existing economic and operating conditions, and certain probable and possible reserves that meet the SEC’s definitions for such terms. The Company discloses only estimated proved reserves in its filings with the SEC. The Company’s estimated proved reserves as of September 30, 2019, referenced in this presentation were prepared by DeGolyer and MacNaughton, an independent engineering firm, and comply with definitions promulgated by the SEC. Additional information on the Company’s estimated proved reserves is contained in the Company’s filings with the SEC. Cautionary Statement Regarding Forward-Looking Statements

Company Snapshot 2016 2019 Operational Financial Key Statistics Note: 1Normalized for gain on asset sale 2As of 12/31/19 3Equity value as of 2/06/2019 (share price $7.14); Assumes 16.3mm shares outstanding 4Net debt as of February 5, 2020 5Discretionary Cash Flow yield calculated by subtracting interest expense from EBITDA and dividing by market cap 6PV-10 estimates as of 9/30/2019 using SEC price deck; $54.50 per bbl of oil, $19.30 per bbl of NGL, $2.48 per mcf of gas 72P estimates as of 9/30/2019 using FASB price deck; $58.13 per bbl of oil, $2.65 per mmbtu of gas 8Royalty and working interest based on production; Working interest is in Eagle Ford, SCOOP / STACK, Arkoma STACK, and Fayetteville 259 74 27.8 27.8 1Q20 Production (MMcfe/d) Production Split8 Net Mineral Acres (000's)

Why Invest in PHX? Scalable infrastructure for acquisitions Peer leading G&A among mineral players with minimal incremental G&A required for a scale-up Team with a successful history of sourcing and closing accretive transactions Management & Technical team that understands the "rocks" Deal evaluation underpinned on in-house technical expertise, engineering and geology ~50% of the PHX team has a technical background Energy down-cycle provides a great opportunity to pivot and scale-up Abundant supply of private minerals assets looking for monetization IPO valuations are hurting sponsors looking for an exit Track record of capital return and generating excess discretionary cash flow Improved capital return profile through increased DCF returned via dividends Low PDP decline combined with good line of sight to development leads to healthy DCF yield 1 2 3 4

1926- 1969 1928 Paid first dividend of $1.00 per share December 1926 Founded as Panhandle Cooperative Royalty Company in Oklahoma Formed for the purpose of conducting a mining business; including buying and selling lands, oil and gas leases and royalties 1979 Company began to retain a substantial part of its cash flow to acquire additional mineral acreage and to participate with a working interest in the drilling of wells on its mineral acreage 1979 Panhandle Cooperative Royalty Company was merged into Panhandle Royalty Company and its shares were registered with the SEC and traded over-the-counter 2008 Listed on NYSE, ticker symbol PHX 1969 - 2019 2019 Publicly stated strategy of focusing exclusively on mineral and royalty assets Non-consent on AFE; FY-to-date non-consent on 6+ working interest proposals 2019 - Present PHX 1.0 – Beginning as a Co-op PHX 3.0 – Pure Minerals Strategy Corporate History 1969 - 2019 1969 Authorized participation in first working interest well 1988 New Mexico Osage Cooperative Royalty merged into Panhandle 2007 Name changed to Panhandle Oil and Gas, Inc 2014 Acquisition in the Eagle Ford 2018 Acquisitions in the Bakken and STACK and SCOOP (Minerals Only) PHX 2.0 – Conversion to C-Corp PHX 2.0 – Continued December 2019 Announces the closing on the acquisition of 700 net mineral acres in the core of the STACK play in Oklahoma for $9.3 million September 2019 Announces the appointment of Chad L. Stephens as Chief Executive Officer

Proactively grow Minerals And Royalty holdings Take advantage of current consolidation opportunities in the minerals sector Target oil and liquids rich plays such as the Bakken and SCOOP/STACK No additional working interest participation in new wells Acquire additional mineral and royalty rights with excellent geologic characteristics, leased to quality operators and with line of sight development opportunities Continuously high-grade the asset to maximize value Actively lease our mineral acreage to achieve maximum royalty revenue Manage Minerals ownership as a small cap portfolio Differentiated Corporate Strategy Strengthen PHX’s position in the mainstream of the Mineral and Royalty space Maintain resilient and flexible financial position Utilize in-house technology and engineering expertise as a competitive advantage Conservative hedging philosophy to protect balance sheet Modest leverage profile Dedicated IR effort to raise company profile within the minerals eco-system Scalable asset management platform Leverage management and technical team's average 20+ years of industry experience Deal evaluation tied to technical fundamentals

Track Record of Return of Capital to Shareholders A pivot to "pure-play minerals" strategy will enable PHX to enhance return of capital; legacy business already has a long and consistent track record of return of capital Total Return of Capital ($mm) Legacy PHX New PHX Improved capital return profile through increased FCF returned via dividends Capital Allocation1 Substantial D&C spent Minimal to no D&C capex Note: 1Legacy capital allocation from FY 2015

Diversified Mineral Position Over 70% of Panhandle’s net mineral position is currently open Provides opportunity to generate additional cash flow from bonus payments and royalties without spending additional capital Panhandle has an active program in place to lease open acres - PHX OWNERSHIP COUNTIES - PHX LEASED MINERALS - PHX OPEN MINERALS BAKKEN/THREE FORKS SCOOP/STACK FAYETTEVILLE ARKOMA STACK PERMIAN BASIN A diversified portfolio of minerals acts as a call option on several prospective plays & zones ü ü

Portfolio Overview SCOOP / STACK Bakken Arkoma STACK Permian Fayetteville Other Core NMA 1 ('000) Production (Mmcfe/d) 74 27.8 Top Operators WIPs and Permit Locations Undeveloped Locations 190 Source: Company Information Note: 1Excludes open acreage 2Includes 87 locations in Eagle Ford 3Includes Eagle Ford Production 6,775 3,666 3,666 Producing Wells Undeveloped Locations 2 3

Portfolio Overview (cont'd) Gross Wells on Production Gross Wells in Progress Permits Rigs Net Wells Net Wells In Progress SCOOP / STACK Bakken Arkoma STACK Permian Fayetteville Other Total 6.3 2.0 12.6 1.3 22.7 66.0 111.0 0.2 0.0 0.0 0.2 0.1 0.5 WIP replacement ratio1 of ~1.0x provides a baseline for near term growth Source: Company Information, As of 12/31/2019 Note: 1Replacement ratio defined as the number of WIP wells that goes on production divided by the number of new spuds

Inventory Overview Undeveloped Locations Note: 1Includes PDP wells in Eagle Ford 2Economic locations estimate inclusive of of SCOOP / STACK, Bakken and half of Arkoma STACK 3Calculated as 3,030 undeveloped locations divided by 422 royalty wells spud in FY 2019 1 1 2 3,030 Implies ~7.2 years of inventory 3 3,030 3,666 3,030 3,666 Total Locations Under Leased Acreage

Selected Mineral Acquisitions - Acquisition - PHX Ownership - DI Rigs as of 2-3-20 - STACK - Acquisition - PHX Ownership - Bakken/Three Forks - PHX Ownership - Bakken/Three Forks - Acquisition STACK Bakken/ Three Forks Bakken/ Three Forks 1 2 3 Although in the early innings, PHX has demonstrated successful execution of their minerals acquisition strategy Announced: Purchase Price: NRA: Production: Cash Flow: Undeveloped / WIP Locations August 2018 $8.6mm 4,517 net mineral acres / 5,592 net royalty acres 54 boe/d $0.9mm annualized 175 / 19 May 2019 $3.9mm 344 net mineral acres / 448 net royalty acres 51 boe/d $0.6mm annualized 119 / 47 December 2019 $9.3mm 700 net mineral acres / 964 net royalty acres (100% leased) 124 boe/d (67% liquids) from 87 producing wells $1.2mm annualized 122 / 17

SCOOP/STACK Position

Net Mineral Acres[2]


23%
11,899
13%
64%
Producing
Leased But Not Producing
Open

Net Production (Mmcfe/d)[2]


12%
24%
6.9
65%
Oil
NGL
Gas

Proved Reserves (Bcfe)[3]


9%
22%
29.1
69%
Oil
NGL
Gas


34%
29.1
66%
PDP
Other

Key Statistics[2]

Permits on File	35
Wells on Production (Gross / Net)	621 / 6.3
Wells in Progress (Gross / Net)	79 / 0.2
Undeveloped Locations[4]	1,404
Rigs Running on PHX Acreage	8
Rigs Running Within 2.5 miles of PHX Acreage	33

Top Operators

devon

Ovintiv

Continental RESOURCES

Portfolio Contribution


Core NMA[1]
88%
12%
Prod.
75%
25%


- PHX Minerals
- PHX Leasehold
- PHX 2019-20 Leasing
- Rig on PHX Acreage
- Rig within 2.5 mi of PHX

Panhandle Oil and Gas Inc.

Note:
1. Excludes open acreage
2. As of 12/31/19
3. As of 9/30/19
4. Undeveloped Locations consists of PUD, PROB, and POSS locations

12

Bakken/Three Forks Position

Net Mineral Acres[2]



10%
3,096
90%
Producing
Leased But Not Producing
Open

Net Production (Mmcfe/d)[2]



36%
1.5
59%
5%
Oil
NGL
Gas

Portfolio Contribution



Core NMA[1]
4%
96%
Prod.
5%
95%



Divide
Burke
Williams
Mountrail
McKenzie
Dunn
Billings
Golden Valley
- PHX Minerals
- Rig within 2.5 mi of PHX

Proved Reserves (Bcfe)[3]



7%
4.2
21%
72%
Oil
NGL
Gas



36%
4.2
64%
PDP
Other

Key Statistics[2]

Permits on File	13
Wells on Production (Gross / Net)	522 / 2.0
Wells in Progress (Gross / Net)	2 / --
Undeveloped Locations[4]	309
Rigs Running on PHX Acreage	0
Rigs Running Within 2.5 miles of PHX Acreage	7

Top Operators

Continental Resources, Oasis Petroleum, Hess, Whiting

Panhandle Oil and Gas Inc.

Note:
1 Excludes open acreage
2 As of 12/31/19
3 As of 9/30/19
4 Undeveloped Locations consists of PUD, PROB, and POSS locations

13

Financial Overview

Financial Overview Financial Philosophy Capital Structure and Liquidity Leverage Profile1 Current capital structure 100% common equity and debt from RBL Total long term leverage 1.5x - 2.0x net debt / EBITDA target Acquisitions funded through a mix of debt and equity Disciplined hedging to protect the balance sheet Note: 1Leverage calculated by dividing net debt by LTM Adjusted EBITDA (removing any gain from asset sales) 2Net debt as of February 5th, 2020 3As of January 31, 2020

Financial Highlights Production (mmcfe/d) Adjusted1 EBITDA ($mm) Discretionary Cash Flow ($mm)2 Cash G&A / mcfe Source:Company filings Note: 1Adjusted for gain on sale 2Calculated as EBITDA minus interest expense plus gain on sale

Hedge Position as of December 31, 2019 Natural Gas Hedges (mcf) Crude Oil Hedges (bbl) Swap Price: Collar Floor: Collar Ceiling: $2.59 $2.20 $2.75 $2.66 $58.01 $58.75 $66.56 Source: Company Materials, As of 12/31/2019

Why Invest in PHX? Scalable infrastructure for acquisitions Management & Technical team that understands the "rocks" Energy down-cycle provides a great opportunity to pivot and scale-up Track record of capital return and generating excess discretionary cash flow 1 2 3 4

Appendix

Active Portfolio Management $2.0 $7.7 $5.1 $1.6 $1.5 $0.5 Andrews Cochran Dawson Winkler $835 $1,426 $2,090 $651 $855 $668 Lease Bonus ($mm) $ / acre Texas Oklahoma New Mexico Blaine Canadian Custer Dewey Ellis Grady McClain Major Roger Mills Lea Eddy ü ü ü ü ü ü ü ü ü ü ü Active leasing of open acreage validates option value for PHX acreage Source:Company filings Panhandle is focused on actively managing its mineral portfolio through: Seeking out lessors for open acreage generates upfront bonus revenue and improves visibility of future royalty income Acquiring minerals with a meaningful producing component and near term development opportunities in well understood geology with predictable type curves Divesting undeveloped minerals in higher risk plays with less visibility for development 2,407 5,426 2,464 2,304 1,785 754 22% 22% 21% 23% 21% 21% Total acres leased Average royalty rate ü ü ü

SEC Proved Reserves By Reserve Category By Product By Basin 106.4 Bcfe1 106.4 Bcfe1 106.4 Bcfe1 PDP – Proved Developed Producing Reserves PDNP – Proved Developed Non-Producing Reserves PUD – Proved Undeveloped Reserves; 100% Royalty; 0% Working Interest Note: 1As of September 30, 2019 using SEC price deck; $54.50 / bbl of oil, $19.30 per bbl of NGL, $2.48 per mcf of gas Value by Reserve Category $110.4mm1

Arkoma Stack Position

Net Mineral Acres[2]



33%
11,620
3%
64%
Producing
Leased But Not Producing
Open

Net Production (Mmcfe/d)[2]



5%
6.1
95%
Oil
NGL
Gas

Proved Reserves (Bcfe)[3]



4%
27.1
96%
Oil
NGL
Gas



18%
27.1
82%
PDP
Other

Key Statistics[2]

Permits on File	6
Wells on Production (Gross / Net)	354 / 12.6
Wells in Progress (Gross / Net)	11 / 0.0
Undeveloped Locations[4]	1,251
Rigs Running on PHX Acreage	0
Rigs Running Within 2.5 miles of PHX Acreage	4

Top Operators

TRINITY OPERATING

FOUNDATION ENERGY MANAGEMENT

bp

Portfolio Contribution



Core NMA[1]
90%
10%
Prod.
78%
22%



Okfuskee
McIntosh
Haskell
Hughes
Pittsburg
Latimer
Coal
Atoka
- PHX Minerals
- PHX Leasehold
- PHX 2019-20 Leasing
- Rig within 2.5 mi of PHX

Panhandle Oil and Gas Inc.

Note:
1 Excludes open acreage
2 As of 12/31/19
3 As of 9/30/19
4 Undeveloped Locations consists of PUD, PROB, and POSS locations

22

Permian Position

Net Mineral Acres[2]


8%
15%
77%
38,823
Producing
Leased But Not Producing
Open

Net Production (Mmcfe/d)[2]


10%
15%
0.4
75%
Oil
NGL
Gas

Portfolio Contribution


Core NMA[1]
12%
88%
Prod.
1%
99%


- PHX Minerals
- PHX Leasehold
- PHX 2019-20 Leasing
- Rig within 2.5 mi of PHX

Proved Reserves (Bcfe)[3]


10%
10%
1.0
80%
Oil
NGL
Gas


50%
1.0
50%
PDP
Other

Key Statistics[2]

Permits on File	0
Wells on Production (Gross / Net)	134 / 1.3
Wells in Progress (Gross / Net)	5 / 0.2
Undeveloped Locations[4]	8
Rigs Running on PHX Acreage	0
Rigs Running Within 2.5 miles of PHX Acreage	1

Top Operators

United Production Partners

Boyd & McWilliams Operating, LLC

element petroleum

Panhandle Oil and Gas Inc.

Note:
1 Excludes open acreage
2 As of 12/31/19
3 As of 9/30/19
4 Undeveloped Locations consists of PUD, PROB, and POSS locations

23

Fayetteville Position

Net Mineral Acres[2]


28%
9,905
0%
72%
Producing
Leased But Not Producing
Open

Net Production (Mmcfe/d)[2]


5.4
100%
Oil
NGL
Gas

Proved Reserves (Bcfe)[3]


20.3
100%
Oil
NGL
Gas


20.3
100%
PDP
Other

Key Statistics[2]

Permits on File	0
Wells on Production (Gross / Net)	1,351 / 22.7
Wells in Progress (Gross / Net)	-- / --
Undeveloped Locations[4]	468
Rigs Running on PHX Acreage	0
Rigs Running Within 2.5 miles of PHX Acreage	0

Top Operators

Flywheel Energy

XTO Energy

Merit Energy Company


Portfolio Contribution
Core NMA¹
90%
10%
Prod.
81%
19%


Newton
Searcy
Stone
Independence
Johnson
Van Buren
Cleburne
Pope
Conway
Faulkner
White
- PHX Minerals
- PHX Leasehold

Note:
1 Excludes open acreage
2 As of 12/31/19
3 As of 9/30/19
4 Undeveloped Locations consists of PUD, PROB, and POSS locations

Panhandle Oil and Gas Inc.

24

Other Positions

Net Mineral Acres[2]



18%
3%
183,425
79%
Producing
Leased But Not Producing
Open

Net Production (Mmcfe/d)[2]



19%
4.9
20%
61%
Oil
NGL
Gas



Portfolio Contribution
Core NMA[1]
48%
52%
Prod.
82%
18%

Proved Reserves (Bcfe)[3]



19%
19.0
16%
65%
Oil
NGL
Gas



1%
19.0
99%
PDP
Other

Key Statistics[2]

Permits on File	11
Wells on Production (Gross / Net)	3,706 / 53.5
Wells in Progress (Gross / Net)	28 / 0.1
Undeveloped Locations[4]	226
Rigs Running on PHX Acreage	0
Rigs Running Within 2.5 miles of PHX Acreage	7

Top Operators

CHESAPEAKE ENERGY

FOURPOINT ENERGY

PRESIDIO PETROLEUM

Panhandle Oil and Gas Inc.

Note:
1 Excludes open acreage
2 As of 12/31/19
3 As of 9/30/19
4 Undeveloped Locations consists of PUD, PROB, and POSS locations

25